UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

 ____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2013

____________________________
 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	07733
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600

(Former Name or Former Address, if Changed Since Last Report)
____________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
The disclosure regarding the ratification of the extension of the Company's Tax Benefits Preservation Plan contained in Item 5.07 below is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
(e)    On June 6, 2013, the stockholders of Vonage Holdings Corp. (the “Company”) approved the amendment and restatement of the Company's 2006 Incentive Plan which increases the maximum number of shares available for issuance to 77.4 million shares. The 2006 Incentive Plan as amended and restated is filed as Exhibit 10.1 to this report and the terms thereof are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its 2013 Annual Meeting of Stockholders on June 6, 2013. There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 192,747,589 shares of common stock of a total of 212,434,614 shares entitled to vote at the meeting.
The results of the vote taken at the Annual Meeting with respect to the election of the nominees to be Class I Directors were as follows:

		Votes	Broker
Class I Director Nominees	Votes For	Withheld	Non-Votes
Michael A. Krupka	129,622,327	36,850,119	26,275,143
David C. Nagel	155,798,028	10,674,418	26,275,143
Margaret M. Smyth	156,235,002	10,237,444	26,275,143

The terms of the following directors, who were not up for re-election at the Annual Meeting, will continue: Jeffrey A. Citron, Morton David, Jeffrey J. Misner, Marc P. Lefar, Joseph M. Redling, John J. Roberts, and Carl Sparks.
The election of Stephen Fisher to the Board of Directors was ratified with 156,661,025 votes in favor, 9,776,769 votes against, 34,652 abstentions, and 26,275,143 broker non-votes.
The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified with 181,052,817 votes in favor, 11,280,889 votes against, and 413,883 abstentions. There were no broker non-votes.
The amendment and restatement of the Company's 2006 Incentive Plan to increase the maximum number of shares available for issuance was approved with 100,380,741 votes in favor, 65,836,237 votes against, 255,468 abstentions, and 26,275,143 broker non-votes.
The extension of the Company's Tax Benefits Preservation Plan was ratified with 172,682,180 votes in favor, 19,839,533 votes against, and 225,876 abstentions. There were no broker non-votes.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

10.1	Vonage Holdings Corp. 2006 Incentive Plan (Amended and Restated through June 6, 2013).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date: June 6, 2013	By:	/s/ Kurt M. Rogers
Kurt M. Rogers Chief Legal Officer

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

10.1	Vonage Holdings Corp. 2006 Incentive Plan (Amended and Restated through June 6, 2013).

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